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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2002

THE FOLLOWING CHANGES WILL BE IMPLEMENTED ON MAY 5, 2003:

ANNUAL STEP DEATH BENEFIT

For applications received on or after May 5, 2003, the fee for the optional Annual Step Death Benefit is 0.20%.

PAYMENT ENHANCEMENT

When you make a purchase payment, we will add a payment enhancement to your contract. The payment enhancement is funded from our general account and is allocated among investment options in the same proportion as your purchase payment.

     We are currently offering a promotional payment enhancement for initial and subsequent purchase payments to contracts issued on and after May 5, 2003. Subsequent payments to contracts issued prior to May 5, 2003 continue to receive the payment enhancement rates in effect at the time of the issuance of the contract. The promotional payment enhancements may be terminated by us at any time. Initial and subsequent purchase payments that do not receive the promotional payment enhancements will receive the guaranteed payment enhancement described in the column labeled "Guaranteed Rate" in the table below.

     The payment enhancement is a percentage of your purchase payment that varies (based on the cumulative amount of your purchase payments to the date of that payment) as follows:

Cumulative        Guaranteed    Prior Promotional Rate    New Promotional Rate
Purchase          Rate          (Contracts Issued on      (Contracts Issued on
Payments                        or After January 29,      or After May 5, 2003
                                2001 but Prior to May
                                5, 2003)
-------------     ----------    ----------------------    --------------------
Less than            3.0%               4.5%                      4.0%
$500,000

$500,000 or
more but less        4.0%               5.0%                      4.5%
than $2.5
million

$2.5 million         5.0%               5.5%                      5.0%
or more


EXPENSES OF DISTRIBUTING THE CONTRACT

     CONTRACTS SOLD DIRECTLY WITHOUT PAYMENT OF ANY SALES COMPENSATION

The contract may be sold directly to certain individuals under various circumstances that do not involve payment of any sales compensation to a registered representative. In such case, we will credit the contract with an additional 5% of the purchase payment. (However, the amount of the payment enhancement and the credit may not exceed 9% of the purchase payment. Therefore, if the payment enhancement exceeds
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4%, the amount of the credit will be reduced so that the total of the payment enhancement and the credit equals 9% of the purchase payment). WE ANTICIPATE APPLYING FOR SEC EXEMPTIVE RELIEF TO RETAIN THE AMOUNT BY WHICH THE SUM OF THE PAYMENT ENHANCEMENT AND THE CREDIT EXCEEDS THE AMOUNT OF THE APPLICABLE WITHDRAWAL CHARGE IF THE CONTRACT OWNER REDEEMS HIS CONTRACT WITHIN TWO YEARS OF THE CONTRACT BEING CREDITED WITH THIS AMOUNT. The following classes of individuals are eligible for this credit:

     (a) officers, directors or employees (or a relative thereof) of Manulife USA, Manulife, the Trust or any of their affiliates, and

     (b) employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (x) have a sales agreements with The Manufacturers Life Insurance Company (U.S.A.) and its principal underwriter, Manulife Financial Securities LLC, to sell the contracts and (y) have approved the payment of the credit to their employees and registered representatives.

                         SUPPLEMENT DATED APRIL 15, 2003